Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 5 – Income Taxes

As of September 30, 2016, the Company had an operating loss carry forward of approximately $3,343,000 which expires commencing in 2035. The value of these carryforwards depends on the Company’s ability to generate taxable income. A change in ownership, as defined by federal income tax regulations, could significantly limit the Company’s ability to utilize our net operating loss carryforwards. Additionally, because federal tax laws limit the time during which the net operating loss carryforwards may be applied against future taxes, if the Company fails to generate taxable income prior to the expiration dates the Company may not be able to fully utilize the net operating loss carryforwards to reduce future income taxes. The Company has cumulative losses and there is no assurance of future taxable income, therefore, valuation allowances have been recorded to fully offset the deferred tax asset at September 30, 2016.

Note 4 - Income Taxes

The Company is subject to the United States federal income taxes at an approximate rate of 35%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

From July 28, 2015 (Inception) to December 31, 2015
Income tax benefit computed at the statutory rate	$261,926
Change in valuation allowance	(261,926)
Provision for income taxes	$-

Significant components of the Company’s deferred tax assets after applying enacted corporate income tax rates are as follows:

As of December 31, 2015
Deferred income tax assets
Net operating losses	$261,926
Less: valuation allowance	(261,926)
Net deferred income tax assets	$-

The Company has an operating loss carry forward of approximately $748,000, which expires commencing in 2035.